Inventories	12 Months Ended
Dec. 31, 2012
Inventories [Abstract]
Inventories

7. Inventories

Inventories consist of the following:

As of December 31 (in thousands)	2012 EUR	2011 EUR

Raw materials	307,315	258,712
Work-in-process	1,074,042	1,026,872
Finished products	742,979	532,556

Inventories, gross	2,124,336	1,818,140
Allowance for obsolescence and/or lower market value	(267,366)	(193,513)

Inventories, net	1,856,970	1,624,627

A summary of activity in the allowance for obsolescence and/or lower market value is as follows:

Year ended December 31 (in thousands)	2012 EUR	2011 EUR

Balance at beginning of year	(193,513)	(189,235)
Addition for the year	(130,911)	(60,300)
Effect of changes in exchange rates	1,009	(883)
Utilization of the provision	56,049	56,905

Allowance for obsolescence and/or lower market value	(267,366)	(193,513)

In 2012, the addition for the year is recorded in cost of sales for an amount of EUR 125.2 million and R&D costs for an amount of EUR 5.7 million (2011: cost of sales EUR 60.0 million and R&D costs for an amount of EUR 0.3 million). Addition for the year mainly relates to write downs as result of technological developments and inventory parts which became obsolete and includes EUR 43.5 million (2011: EUR 17.0 million) with respect to lower of cost or market adjustments.

Utilization of the provision mainly relates to sale and scrap of obsolete inventories. In 2012 ASML made EUR 2.3 million profit on the sale of inventories that had been previously written down (2011: EUR 4.5 million).